                            TOYOTA MOTOR CREDIT CORPORATION
              Servicer's Certificate - Toyota Auto Lease Trust 1998-C
        Distribution Date of September 27, 1999 for the Collection Period of
                          August 1 through August 31, 1999

POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                     749,988,732.51
Discounted Principal Balance                                                              749,988,732.51
Servicer Advance                                                                            1,324,812.20
Servicer Payahead                                                                           1,260,008.73
Number of Contracts                                                                               34,185
Weighted Average Lease Rate                                                                         6.81%
Weighted Average Remaining Term                                                                       33
Servicing Fee Percentage                                                                            1.00%

POOL DATA - CURRENT MONTH
Aggregate Net Investment Value                                                            749,950,641.10
Discounted Principal Balance                                                              748,818,301.92
Servicer Advances                                                                           1,978,695.40
Servicer Pay Ahead Balance                                                                  1,842,716.49
Maturity Advances Outstanding                                                                       -
Number of Current Contracts                                                                       37,001
Weighted Average Lease Rate                                                                         6.83%
Weighted Average Remaining Term                                                                     24.0

RESERVE FUND:
Initial Deposit Amount                                                                     28,124,577.47
Specified Reserve Fund Percentage                                                                   5.50%
Specified Reserve Fund Amount                                                              41,249,380.29
Specified Reserve Fund Percentage (if Condition i, ii or iii met)                                   6.50%
Specified Reserve Fund Amount (if Condition i, ii or iii met)                              48,749,267.61

                                                           Class A           Class B           Total
                                                            Amount            Amount          Amount
                                                          ------------     -----------     -------------
Beginning Balance                                       38,868,213.23     1,095,750.00     39,963,963.83
Withdrawal Amount                                                -                -                 -
Transferor Excess                                        1,155,729.98                       1,155,729.98
                                                       -------------------------------------------------
Ending Balance                                          40,023,943.81     1,095,750.00     41,119,693.81
Specified Reserve Fund Balance                          40,153,630.29     1,095,750.00     41,249,380.29
                                                       -------------------------------------------------
Release to Transferor                                            -                -                 -
Cumulative Withdrawal Amount                                     -                -                 -
                                                       -------------------------------------------------

LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:
                                                                    Vehicles
                                                                    --------
Liquidated Contracts                                                   106
Discounted Principal Balance                                           ---                  2,044,407.65
Net Liquidation Proceeds                                                                   (1,894,760.79)
Recoveries - Previously Liquidated Contracts                                                  (15,417.50)
                                                                                           -------------
Aggregate Credit Losses for the Collection Period                                             134,229.36
                                                                                           -------------
                                                                                           -------------
Cumulative Credit Losses for all Periods                                                    1,873,544.76
                                                                                           -------------
                                                                                           -------------
Repossessed in Current Period                                           54
                                                                        --


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE
FOR EACH COLLECTION PERIOD:
                                                                                   Annualized Average
                                                                                    Charge-Off Rate
                                                                                   ------------------
Second Preceding Collection Period                                                        0.52%
First Preceding Collection Period                                                         0.70%
Current Collection Period                                                                 0.21%

CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                       0.48%
Charge-off Rate Indicator ( > 1.25%)                                                CONDITION NOT MET

DELINQUENT CONTRACTS:
                                                       Percent    Accounts     Percent          ANIV
                                                       -------    --------     -------      ------------
31-60 Days Delinquent                                   0.93%       343         0.91%       6,803,262.32
61-90 Days Delinquent                                   0.08%        28         0.08%         610,163.04
Over 90 Days Delinquent                                 0.03%        11         0.03%         249,033.54
                                                                  --------                  ------------
Total Delinquencies                                                 382                     7,662,458.90
                                                                  --------                  ------------
                                                                  --------                  ------------

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                               0.08%
  First Preceding Collection Period                                                                0.08%
  Current Collection Period                                                                        0.11%

CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                0.09%
Delinquency Percentage Indicator ( > 1.25%)                                            CONDITION NOT MET


RESIDUAL VALUE (GAIN) LOSS:
                                                                             Vehicles
                                                                             --------
Matured Lease Vehicle Inventory Sold                                             19           279,706.10
Net Liquidation Proceeds                                                         --          (259,732.48)
                                                                                              ----------
Net Residual Value (Gain) Loss                                                                 19,973.62
                                                                                              ----------
                                                                                              ----------
Cumulative Residual Value (Gain) Loss all periods                                              25,877.51
                                                                                              ----------
                                                                                              ----------
                                                                              Average          Average
MATURED VEHICLES SOLD FOR              Number   Scheduled      Sale       Net Liquidation      Residual
 EACH COLLECTION PERIOD:                Sold    Maturities     Ratio          Proceeds          Value
                                       -----    ----------     ------     ---------------    -----------
Second Preceding Collection Period        1          0         100.00%        8,059.00         9,863.68
First Preceding Collection Period         3          0         100.00%       11,691.20        13,278.39
Current Collection Period                19         128         14.84%       13,670.13        14,822.29
Three Month Average                                                          13,168.05        14,405.32
                                                                                             -----------
Ratio of Three Month Average Net Liquidation                                                 -----------
  Proceeds to Average Residual Value                                                              91.41%
                                                                                             -----------


CONDITION (iii) (RESIDUAL VALUE TEST)
                                                                           CURRENT PERIOD
                                                                            AMOUNT/RATIO       TEST MET?
                                                                           --------------      ---------
a) Number of Vehicles Sold greater than 25% of
     Scheduled Maturities                                                      14.84%              NO
b) Number of Scheduled Maturities greater than 500                              128                NO
c) 3 Month Average Matured Leased Vehicle Proceeds
     less than 75% of Avg. Residual                                            91.41%              NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                    CONDITION NOT MET


                               TOYOTA MOTOR CREDIT CORPORATION
                  Servicer's Certificate - Toyota Auto Lease Trust 1998-C
            Distribution Date of September 27, 1999 for the Collection Period of
                              August 1 through August 31, 1999

                                                           Certificate Balance           Class A1        Class A2
                                                        ------------------------         --------        --------
                                        Total           Percent          Balance         Balance         Balance
                                    -------------       -------          -------         --------        --------
                                                        98.00%
INTEREST:
  Interest Collections              5,334,020.06
  Net Investment Income                29,210.16
  Non-recoverable Advances            (57,752.36)
                                    ------------
    Available Interest              5,305,477.86                5,199,158.54      1,336,926.48        3,002,779.32
  Class A1, A2, A3
    Notional Interest
    Accrual Amount                 (3,075,508.25)              (3,075,508.25)      (829,237.50)      (1,914,848.75)
  Unreimbursed A1, A2, A3
    Interest Shortfall                       -                           -                 -                   -
  Interest Accrual for
    Adjusted Class B
    Certificate Bal.                 (282,419.42)                (282,419.42)
  Class B Interest
   Carryover Shortfall                       -
  Servicer's Fee                     (624,961.45)                (612,462.22)
  Capped Expenses                     (15,745.94)                 (15,431.02)
  Interest Accrual on
   Class B. Cert. Prin.
   Loss Amt.                                 -                           -
  Uncapped Expenses                          -                           -
                                   -------------                 ------------
  Total Unallocated Interest        1,306,842.80                 1,213,337.63
  Excess Interest to Transferor                                 (1,213,337.63)
                                   -------------                 ------------
  Net Interest
   Collections Available            1,306,842.80                                             -
  Interest Collections
   Allocated to Losses               (151,112.82)
  Accelerated Principal
   Distribution                              -
                                   -------------
  Deposit to Reserve Fund           1,155,729.98
                                   -------------
  Withdrawal from Reserve Fund               -
                                   -------------

PRINCIPAL:
  Certificate Principal
   Loss Amounts:
  Current Loss Amount                (154,202.98)                 (151,112.82)
  Loss Reimbursement
   from Transferor                    151,112.82                   151,112.82
  Loss Reimbursement
   from Reserve Fund                         -
                                   -------------                 ------------
  Transferor Ending
   Certificate Principal
    Loss Amount                        (3,090.16)                         -

CLASS A CERTIFICATE
PRINCIPAL LOSS AMOUNTS
  Beginning Balance                          -
  Current increase (decrease)                -
                                   -------------
  Ending Balance                             -
                                   -------------

CLASS A INTEREST SUBORDINATED
  Beginning Balance                          -
  Current increase (decrease)                -
                                   -------------
  Ending Balance                             -
                                   -------------

CLASS B CERTIFICATE
PRINCIPAL LOSS AMOUNTS
  Beginning Balance                          -
  Current increase (decrease)                -
                                   -------------
  Ending Balance                             -
                                   -------------

CLASS B INTEREST SUBORDINATED:
  Beginning Balance                          -
  Current increase (decrease)                -
                                   -------------
  Ending Balance                             -
                                   -------------

PRINCIPAL DISTRIBUTIONS
/ALLOCATIONS:
  Distribution - Current Period              -
  Allocations -  Current Period              -                         -                  -
  Allocations - Accelerated
   Principal Distribution                    -                         -                  -
  Allocations - Not Disbursed
   Beginning of Period                       -                         -                  -
  Allocations -
   Not Disbursed End of Period               -                         -                  -             -

INTEREST DISTRIBUTIONS/
ALLOCATIONS:
  Distribution - Current Period    10,073,783.01                    10,073,783.01      2,487,712.50        5,744,546.25
  Allocations - Current Period      3,357,927.67                     3,357,927.67        829,237.50        1,914,848.75
  Allocations - Not Disbursed
   Beginning of Period              6,715,855.34                     6,715,855.34      1,658,475.00        3,829,697.50
  Allocations - Not Disbursed
   End of Period                             -                                -                 -                   -

DUE TO TRUST -
CURRENT PERIOD:                              -
  Total Deposit to Reserve Fund     1,155,729.98
  Total Allocation Amount           3,357,927.67                     3,357,927.67        829,237.50        1,914,848.75
                                   -------------                     ------------        ----------        ------------
     Total Due To Trust             4,513,657.65                     3,357,927.67        829,237.50        1,914,848.75


                               TOYOTA MOTOR CREDIT CORPORATION
                  Servicer's Certificate - Toyota Auto Lease Trust 1998-C
            Distribution Date of September 27, 1999 for the Collection Period of
                              August 1 through August 31, 1999

                                             Class A            Class B                  Transferor Interest
                                             --------           --------            ----------------------------
                                             Balance            Balance             Interest           Principal
                                             -------            --------            --------           ---------
INTEREST:
  Interest Collections                                                                2.00%
  Net Investment Income
  Non-recoverable Advances
    Available Interest                      514,964.27          344,488.46          106,319.33
  Class A1, A2, A3 Notional Interest
    Accrual Amount                         (331,422.00)
  Unreimbursed A1, A2, A3
    Interest Shortfall                             -
  Interest Accrual for
    Adjusted Class B
    Certificate Bal.                                           (282,419.42)
  Class B Interest
   Carryover Shortfall                                            -
  Servicer's Fee                                                                    (12,499.23)
  Capped Expenses                                                                      (314.92)
  Interest Accrual on
   Class B. Cert. Prin.
   Loss Amt.                                                      -
  Uncapped Expenses                                                                        -
                                                                                  ------------
  Total Unallocated Interest                                                         93,505.17
  Excess Interest to Transferor                                                   1,213,337.63
                                                                                  ------------
  Net Interest
   Collections Available                                                          1,306,842.80
  Interest Collections
   Allocated to Losses                                                             (151,112.82)
  Accelerated Principal
   Distribution                                                                            -
                                                                                  ------------
  Deposit to Reserve Fund                                                         1,155,729.98
                                                                                  ------------
  Withdrawal from Reserve Fund


PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                          (151,112.82)                                 (3,090.16)

  Loss Reimbursement from Transferor                            151,112.82         (151,112.82)
  Loss Reimbursement from Reserve Fund
                                                             -------------        ------------              ----------
  Transferor Ending Certificate Principal
    Loss Amount                                                       -            (151,112.82)             (3,090.16)

CLASS A CERTIFICATE
PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal
   Distribution                                                                                       -
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                                           -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period             994,266.00          847,258.26                            -
  Allocations - Current Period              331,422.00          282,419.42                            -
  Allocations - Not Disbursed
   Beginning of Period                      662,844.00          564,838.84                 -
  Allocations - Not Disbursed
   End of Period                                   -                   -                   -

DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Total Allocation Amount                   331,422.00          282,419.42                               -
                                          ------------          ----------        ------------      ----------
     Total Due To Trust                     331,422.00          282,419.42                 -             -


                               TOYOTA MOTOR CREDIT CORPORATION
                  Servicer's Certificate - Toyota Auto Lease Trust 1998-C
            Distribution Date of September 27, 1999 for the Collection Period of
                              August 1 through August 31, 1999

                                                              Certificate Balance          Class A1                 Class A2
                                                             -----------------------  ----------------------   ---------------------
                                                Total        Percent       Balance    Percent     Balance      Percent    Balance
                                            -------------    -------   -------------  -------   ------------   -------  ------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)      749,988,732.51
Discounted Principal Balance               749,988,732.51
Initial Notional/Certificate Balance                  -      100.00%  735,000,000.00  25.71%  189,000,000.00  57.76%  424,500,000.00
Percent of ANIV                                                               98.00%                  25.20%                  56.60%
Certificate Factor                                                         1.0000000               1.0000000               1.0000000
Notional/Certificate Rate                                                                             5.265%                  5.413%
Targeted Maturity Dates                                                                    December 25, 2000       December 25, 2001
Servicer Advance                             1,324,812.20
Servicer Payahead                            1,260,008.73
Number of Contracts                                34,185
Weighted Average Lease Rate                         6.81%
Weighted Average Remaining Term                      33.8
Servicing Fee Percentage                            1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value             749,953,731.26
Discounted Principal Balance               749,642,328.82
Notional/Certificate Balance                                          735,000,000.00        189,000,000.00           424,500,000.00
Adjusted Notional/Certificate Balance                                 735,000,000.00        189,000,000.00           424,500,000.00
Percent of ANIV                                                               98.00%                25.20%                   56.60%
Certificate Factor                                                         1.0000000             1.0000000                1.0000000
Servicer Advances                            2,002,168.75
Servicer Pay Ahead Balance                   1,819,059.93
Maturity Advances Outstanding                         -
Number of Current Contracts                        36,726
Weighted Average Lease Rate                         6.84%
Weighted Average Remaining Term                      25.0

POOL DATA CURRENT MONTH
Aggregate Net Investment Value             749,950,641.10
Discounted Principal Balance               748,818,301.92
Notional/Certificate Balance                                          735,000,000.00        189,000,000.00           424,500,000.00
Adjusted Notional/Certificate Balance                                 735,000,000.00        189,000,000.00           424,500,000.00
Percent of ANIV                                                               98.01%                25.20%                   56.60%
Certificate Factor                                                         1.0000000             1.0000000                1.0000000
Servicer Advances                            1,978,695.40
Servicer Pay Ahead Balance                   1,842,716.49
Maturity Advances Outstanding                         -
Number of Current Contracts                        37,001
Weighted Average Lease Rate                         6.83%
Weighted Average Remaining Term                      24.0

Prior Certificate Interest Payment Date      June 25, 1999
Next Certificate Interest Payment Date  September 27, 1999


                               TOYOTA MOTOR CREDIT CORPORATION
                  Servicer's Certificate - Toyota Auto Lease Trust 1998-C
            Distribution Date of September 27, 1999 for the Collection Period of
                              August 1 through August 31, 1999

                                             Class A3                  Class B            Transferor Interest
                                       --------------------      --------------------     -------------------
                                       Percent     Balance       Percent     Balance           Balance
                                       -------   ----------      -------   ----------     -------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance    9.90%   72,800,000.00      6.63%   48,700,000.00    14,988,732.51
Percent of ANIV                                         9.71%                      6.49%            2.00%
Certificate Factor                                  1.0000000                  1.0000000
Notional/Certificate Rate                              5.463%                     6.959%
Targeted Maturity Dates                        March 25, 2002          December 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                    72,800,000.00              48,700,000.00    14,953,731.26
Adjusted Notional/Certificate Balance           72,800,000.00              48,700,000.00    14,953,731.26
Percent of ANIV                                         9.71%                      6.49%            2.00%
Certificate Factor                                  1.0000000                  1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                  72,800,000.00              48,700,000.00    14,950,641.10
  Adjusted Notional/Certificate Balance         72,800,000.00              48,700,000.00    14,950,641.10
  Percent of ANIV                                       9.71%                      6.49%            1.99%
  Certificate Factor                                1.0000000                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date


CURRENT MONTH COLLECTION ACTIVITY                     Vehicles
                                                      --------
Principal Collections                                                     6,983,533.73
Prepayments in Full                                     213               4,495,608.31
Reallocation Payment                                      4                  76,780.16
Interest Collections                                                      5,334,020.06
Net Liquidation Proceeds and Recoveries                                   1,910,178.29
Increase (Decrease) in Maturity Advances                                           -
Net Liquidation Proceeds - Vehicle Sales                                    259,732.48
Non-Recoverable Advances                                                    (57,752.36)
                                                                         -------------
Total Available                                                          19,002,100.67



                                                   Amount               Annual Amount
                                                  ----------            -------------
CAPPED AND UNCAPPED EXPENSES:
 Total Capped Expenses Paid                        15,745.94               157,459.40
 Total Uncapped Expenses Paid                            -                        -
 Capped and Uncapped Expenses Due                        -                        -

SERVICER'S FEE DUE:
 Servicer's Fee Paid                              624,961.45
 Servicer's Fee Balance Due                              -
SUPPLEMENTAL SERVICER'S FEES                       65,187.63

Revolving Period:
                                                   Vehicles                  Amount
                                                  ---------              -------------
 Beginning Unreinvested Principal Collections                                 2,429.91
 Principal Collections & Liquidated Contracts                            13,876,945.79
 Allocation to Subsequent Contracts                  617                (13,869,900.70)
                                                     ---                --------------
 Ending Unrenvested Principal Collections                                     9,475,00


                              TOYOTA MOTOR CREDIT CORPORATION
                Servicer's Certificate - Toyota Auto Lease Trust 1998-C
          Distribution Date of September 27, 1999 for the Collection Period of
                            August 1 through August 31, 1999

                                                  Class A1          Class A2         Class A3         Class B         Total Class
                                                  Balance           Balance          Balance          Balance           Balance
                                              --------------    --------------    -------------    -------------    --------------
INTEREST RATE
 Three Month LIBOR +                              0.23%              0.27%             0.32%           2.00%

PRINCIPAL PAYMENTS
 Principal Payment due
   to Investors
Ending Certificate Balance                    189,000,000.00    424,500,000.00    72,800,000.00    48,700,000.00    735,000,000.00

INTEREST PAYMENTS
 Class Interest Rate for Current
  Interest Period                                   5.44750%          5.48750%         5.53750%        7.21750%
 Interest Calculation for
  Current Interest Period                       2,688,341.25      6,082,436.46     1,052,617.22      917,785.32      10,741,180.25
 At Certificate Payment Date:
   Paid to Swap Counterparty             -      2,487,712.50      5,744,546.25       994,266.00      847,258.26      10,073,783.01
   Due to Swap Counterparty              -      2,487,712.50      5,744,546.25       994,266.00      847,258.26      10,073,783.01
   Proration %                      0.00%
   Interest Due to Investors                    2,688,341.25      6,082,436.46     1,052,617.22      917,785.32      10,741,180.25
   Interest Payment to Investors                2,688,341.25      6,082,436.46     1,052,617.22      917,785.32      10,741,180.25

Net Settlement due to / (receive
 by) Swap Counterparty                            200,628.75        337,890.21        58,351.22       70,527.06         667,397.24

TOTAL PAYMENT TO INVESTORS
 (PRINCIPAL AND INTEREST)                       2,688,341.25      6,082,436.46     1,052,617.22      917,785.32      10,741,180.25

SWAP SHORTFALL
Prior Swap Interest Shortfall
 Carryover                                               -                 -                -               -                  -
Swap Interest Shortfall
 Inc/(Dec) This Period                                   -                 -                -               -                  -
Swap Swap Interest Shortfall
 Carryover                                               -                 -                -               -                  -

INTEREST RESET
 Interest Rate                                          TBD               TBD              TBD             TBD
 Number of Days                                         TBD               TBD              TBD             TBD
 INTEREST FOR SUCCEEDING CERTIFICATE
  PAYMENT DATE


I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Holly Pearson
- -------------------------------
Holly Pearson, Treasury Manager